Exhibit 99.3

Filed by Independent Bank Corporation Commission File Number: 0-7818 Pursuant to Rule 425 under the Securities Act of 1933 Form S-4 File No. 333-222358 Subject Company: TCSB Bancorp, Inc.

  2  Important Information  No Offer or SolicitationThis presentation is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction relating to Independent Bank Corporation’s pending acquisition of TCSB Bancorp, Inc. or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.Important Additional InformationThis presentation contains information relating to Independent Bank Corporation's pending acquisition of TCSB Bancorp, Inc. Independent Bank Corporation has filed, and intends to further amend and supplement, a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”), which will include a proxy statement of TCSB Bancorp, Inc. and a prospectus of Independent Bank Corporation, and Independent Bank Corporation will file other documents regarding the proposed transaction with the SEC. A definitive proxy statement/prospectus will also be sent to TCSB Bancorp, Inc. shareholders seeking the required shareholder approval. Before making any voting or investment decision, investors and security holders of TCSB Bancorp, Inc. are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Independent Bank Corporation with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Independent Bank Corporation may be obtained free of charge at its website at www.independentbank.com. The information available through Independent Bank Corporation's website is not and shall not be deemed part of this presentation or incorporated by reference into other filings Independent Bank Corporation makes with the SEC. Alternatively, these documents, when available, can be obtained free of charge from Independent Bank Corporation upon written request to Independent Bank Corporation, Attn: CFO, 4200 East Beltline Avenue NE, Grand Rapids, MI 49525, or by calling (616) 522-1765.TCSB Bancorp, Inc. and its directors, executive officers, and certain other members of management and employees may be soliciting proxies from TCSB Bancorp, Inc. shareholders in favor of the transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of TCSB Bancorp, Inc. shareholders in connection with the proposed transaction will be set forth in the prospectus and proxy statement when it is filed with the SEC. Free copies of this document may be obtained as described above.

  3  Cautionary Note Regarding Forward-Looking Statements  This presentation may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements that are not historical facts, including statements about our expectations, beliefs, plans, strategies, predictions, forecasts, objectives, or assumptions of future events or performance, may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “expects,” “can,” “could,” “may,” “predicts,” “potential,” “opportunity,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “seeks,” “intends” and similar words or phrases. Accordingly, these statements involve estimates, known and unknown risks, assumptions, and uncertainties that could cause actual strategies, actions, or results to differ materially from those expressed in them, and are not guarantees of timing, future results, events, or performance. Because forward-looking statements are necessarily only estimates of future strategies, actions, or results, based on management’s current expectations, assumptions, and estimates on the date hereof, there can be no assurance that actual strategies, actions or results will not differ materially from expectations. Therefore, readers are cautioned not to place undue reliance on such statements. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in capital and credit markets; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; any future acquisitions or divestitures; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Independent Bank Corporation's customers; the implementation of Independent Bank Corporation's strategies and business models; Independent Bank Corporation's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties, failure of technology infrastructure or information security incidents; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Independent Bank Corporation's markets; changes in customer behavior; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events; changes in accounting standards and the critical nature of Independent Bank Corporation's accounting policies. In addition, factors that may cause actual results to differ from expectations regarding the pending acquisition of TCSB Bancorp, Inc. include, but are not limited to, the reaction to the transaction of customers, employees and counterparties; customer disintermediation; inflation; expected synergies, cost savings and other financial benefits of the proposed transaction might not be realized within the expected timeframes or might be less than projected; the requisite shareholder and regulatory approvals for the proposed transaction might not be obtained; credit and interest rate risks associated with the parties' respective businesses, customers, borrowings, repayment, investment, and deposit practices; general economic conditions, either nationally or in the market areas in which the parties operate or anticipate doing business, are less favorable than expected; new regulatory or legal requirements or obligations; and other risks. Certain risks and important factors that could affect Independent Bank Corporation's future results are identified in its Annual Report on Form 10-K for the year ended December 31, 2016 and other reports filed with the SEC, including among other things under the heading “Risk Factors” in such Annual Report on Form 10-K. Any forward-looking statement speaks only as of the date on which it is made, and Independent Bank Corporation undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise.

  4   Agenda  Formal Remarks.William B. (Brad) Kessel, President and Chief Executive OfficerRobert N. Shuster, Executive Vice President and Chief Financial OfficerQuestion and Answer session.Closing Remarks.Note: This presentation is available at www.IndependentBank.com in the Investor Relations area under the “Presentations” tab.

  5   Quarterly Financial Summary    4Q’17  3Q’17  2Q’17  1Q’17  4Q’16  Diluted EPS (1)  $ 0.08  $ 0.32  $ 0.27  $ 0.28  $ 0.27  Income before taxes   $ 11,231  $ 10,018  $ 8,594  $ 8,595  $ 8,443  Net income (1)  $ 1,711  $ 6,859  $ 5,931  $ 5,974  $ 5,855  Return on average assets (1)  0.25%  1.01%  0.92%  0.95%  0.91%  Return on average equity (1)  2.51%  10.27%  9.15%  9.63%  9.29%  Total assets  $2,789,355  $2,753,446  $2,665,367  $2,596,482  $2,548,950  Total portfolio loans  $2,018,817  $1,937,094  $1,811,677  $1,670,747  $1,608,248  Total deposits  $2,400,534  $2,343,761  $2,246,219  $2,263,059  $2,225,719  Loans to deposits ratio  84.10%  82.65%  80.65%  73.83%  72.26%  Shareholders’ equity  $ 264,933  $ 267,710  $ 262,453  $ 255,475  $ 248,980  Tangible BV per share  $ 12.34  $ 12.47  $ 12.22  $ 11.89  $ 11.62  TCE to tangible assets   9.45%  9.67%  9.79%  9.78%  9.70%  Note: Dollars in thousands, except per share data.  (1) Excluding the impact of the $5.96 million revaluation of net deferred tax assets in 4Q’17, diluted EPS is $0.35; net income is $7.676 million, ROA is 1.11%; and ROE is 11.28%.

4Q 2017 Financial Highlights

Income Statement

- Net income of $1.7 million, or $0.08 per diluted share. Additional income tax expense of $5.96 million (or $0.28 per diluted share) due to net deferred tax assets (DTA) revaluation.
- Net interest income of $23.3 million, up $3.1 million, or 15.1%, from the year ago quarter.
- $0.4 million loan loss provision expense (compared to an expense of $0.1 million in year ago quarter). Provision expense driven primarily by portfolio loan growth.
- Service charges on deposits and interchange income essentially unchanged year-over year.
- Gains on mortgage loans of $2.9 million, up slightly from the year ago quarter. Higher mortgage loan origination and sales volume was offset by a lower margin.

Balance Sheet/Capital

- Total portfolio loans grew $81.7 million, or 16.7% annualized.
- Continued improvement in asset quality metrics with NPAs down 6.9% in 4Q'17.
- Deposits totaled $2.40 billion at 12/31/17 compared to $2.23 billion at 12/31/16. Year-over-year growth of $99.5 million, or 5.7%, in checking and savings account deposit balances.
- No share repurchases during 2017. New 2018 share repurchase plan authorized for up to 5% of outstanding shares.
- TBV per share decreased to $12.34 at 12/31/17 from $12.47 at 09/30/17.
- Paid a 12 cent per share cash dividend on common stock on 11/15/17.
- 12/4/17 announcement of agreement to acquire TCSB Bancorp, Inc., the parent company of Traverse City State Bank.

6

  7   Annual Financial Summary    YE 12/31/17  YE 12/31/16  YE 12/31/15  YE 12/31/14  Net interest income  $ 89,186   $ 79,641  $ 74,986  $ 73,256  Income before taxes   $ 38,438  $ 32,901  $ 29,380  $ 25,216  Net income (1)  $ 20,475  $ 22,766  $ 20,017  $ 18,021  Diluted EPS (1)  $ 0.95  $ 1.05  $ 0.86  $ 0.77  Return on average assets, annualized (1)  0.77%  0.92%  0.86%  0.80%  Return on average equity, annualized (1)  7.82%  9.21%  7.89%  7.43%  Note: Dollars in thousands, except per share data.  2017 net interest income increased $9.5 million, or 12.0%.2017 income before taxes increased $5.5 million, or 16.8%.2017 diluted EPS increased 16.2% when excluding impact of net deferred tax assets revaluation.2017 ROA and ROE reached our goals of 1% or better and 10% or better, respectively, when excluding impact of net deferred tax assets revaluation.  (1) Excluding the impact of the $5.96 million revaluation of net deferred tax assets in 2017, diluted EPS is $1.22; net income is $26.440 million, ROA is 1.00%; and ROE is 10.10%.

Our Michigan Markets


Boyne City
Leland
Bellaire
Gaylord
Atlanta
Alpena
Harrisville
Traverse City
Beulah
Grayling
Mio
Roscommon
Lake City
West Branch
Manistee
Cadillac
Houghton Lake
Tawas City
Saginaw Bay
Harrison
Ludington
Gladwin
Standish
Baldwin
Reed City
Bad Axe
White Cloud
Midland
Mount Pleasant
Bay City
Alma
Saginaw
Caro
Sandusky
Stanton
Muskegon
MICHIGAN
Norton Shores
Grand Haven
Grand Rapids
Flint
Sarnia
Owosso
Holland
Kentwood
East Lansing
Lansing
Rochester Hills
Waterford
Sterling Heights
St. Clair Shores
Livonia
Battle Creek
Kalamazoo
Marshall
Jackson
Ann Arbor
Dearborn
Detroit
Portage

- Since 2012, substantial changes have been implemented to streamline and optimize our branch delivery network.
- Significant market presence and opportunity to gain market share in attractive Michigan markets.
- Pending acquisition of Traverse City State Bank adds five branches in attractive Northwestern Michigan.
- Michigan's unemployment rate was 4.6% in November 2017 (0.5% lower than one year ago and 0.5% above the November 2017 U.S. unemployment rate of 4.1%).
- Michigan payroll jobs totaled 4.457 million in November 2017 (1.1% higher than one year ago).
- S&P/Case-Shiller MI Detroit Home Price Index up 7.14% year over year (October 2017 vs. October 2016).

Independent Bank branches – 63 (68 with TCSB)

TCSB branches - 5

Independent Bank loan production offices (not pictured Fairlawn and Columbus, Ohio)

8

 Our Markets – Regional  Region  Cities  Branches  12/31/17Portfolio Loans(1)  % ofLoans(1)  12/31/17Deposits(3)  % of Deposits(3)  12/31/16 Portfolio Loans(2)  12/31/16 Deposits(3)  East / “Thumb”  Bay City / Saginaw  23  $ 356  19%  $ 763  35%  $ 319  $ 728  West  Grand Rapids / Ionia  22  677  36%  709  33%  564  686  Central  Lansing  11  212  11%  357  16%  209  341  Southeast(4)  Troy  7  650  34%  340  16%  374  391  Total    63  $1,895  100%  $2,169  100%  $1,466  $2,146  Note: Dollars are in millions.Loans exclude those related to resort lending ($90 million) and purchased mortgage loans ($34 million).Loans exclude those related to resort lending ($103 million) and purchased mortgage loans ($39 million). Deposits exclude reciprocal deposits, brokered deposits and certain other “non-market” deposits.12/31/17 total portfolio loans include approximately $99 million from Ohio.  9

  10  Low Cost Deposit Franchise Focused on Core Deposit Growth  Deposit Highlights$2.40 billion in total deposits at 12/31/17.Substantially all core funding.$1.85 billion of transaction accounts (76.9% of total deposits).Total deposits increased $32.9 million, or 1.5%, since 12/31/16 (excluding $142.0 million of brokered deposits at 12/31/17).Average deposits per branch of $35.9 million at 12/31/17 vs. $20.2 million at 12/31/11 (an increase of 77.7%).2018 focus:Commercial – small to middle market business and public funds.Treasury management services.Retail – checking accounts and debit card services.  Deposit Composition – 12/31/17  Cost of Deposits (%)/Total Deposits (billions)

Diversified Loan Portfolio

Focused on High Quality Growth

Loan Composition – 12/31/17



Held for Sale
2%
Commercial
42%
Installment
15%
Mortgage
41%

Yield on Loans (%)/Total Portfolio Loans (billions)



4.90%
4.80%
4.70%
4.60%
4.50%
4.40%
4.30%
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
4.81%
4.64%
4.59%
4.53%
4.75%
4.49%
4.55%
4.49%
$1.54
$1.58
$1.61
$1.61
$1.67
$1.81
$1.94
$2.02
Q1'16
Q2'16
Q3'16
Q4'16
Q1'17
Q2'17
Q3'17
Q4'17
Total Portfolio Loans
Yield on Loans

Lending Highlights

- 15 consecutive quarters of net loan growth.
- $2.058 billion in total loans at 12/31/17 (including $39.4 million of loans held for sale).
- 4Q 2017 lending results include:
  - Commercial loan net growth of $16.0 million, or 7.6% annualized.
  - Consumer installment loans declined by $2.5 million, or 3.1% annualized.
  - Portfolio mortgage loan net growth of $68.2 million, or 34.6% annualized. 4Q'17 mortgage loan origination volume up 53.1% over 4Q'16.
- 2018 focus:
  - Commercial – businesses with $1 million to $100 million in annual sales.
  - Consumer – through branch network, internet and indirect channels.
  - Residential mortgage – purchase money (both salable and portfolio) and QRM and home equity lending opportunities.

11

Strong Capital Position

Focused on Shareholder Return

ROA, ROE and TCE Ratio



12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
9.81%
9.70%
9.78%
9.79%
9.67%
10.08%
9.09%
9.21%
9.95%
9.57%
9.59%
9.45%
0.92%
0.92%
0.99%
0.95%
0.95%
1.00%
Q3'16
Q4'16
Q1'17
Q2'17
Q3'17
Q4'17
ROA
ROE
TCE Ratio

Note: ROA and ROE represent a four quarter rolling average.

Note: Q4'17 ROA and ROE calculations exclude the impact of the $5.96 million revaluation of net deferred tax assets.

Highlights

- Prudent capital management. Target TCE ratio – 8.50% to 9.50%. Priorities are: (A) capital retention to support (1) organic growth and (2) acquisitions; and (B) return of capital through (1) strong and consistent dividend and (2) share repurchases.
- 2018 share repurchase plan approved for up to 5% of outstanding common shares. During 2017 no shares were repurchased. **During 2015 and 2016, 2.12 million shares were repurchased.**
- Bank retained earnings returned to a positive figure in 3Q'16 permitting resumption of quarterly dividends to parent company ($21.0 million of cash dividends have been paid since October 2016). Bank retained earnings were a positive $17.4 million at 12/31/17.
- Quarterly cash dividend rate increased by 25% to $0.15 per share effective 2/15/18.
- Goals of 1% ROA or better and 10% ROE or better.

12

 13  Net Interest Margin/Income  HighlightsInterest rate sensitivity profile of the loan and securities portfolios, in combination with a low cost core deposit base, positions us to slightly benefit from a rising interest rate environment.Net interest income increased 1.8% in 4Q’17 vs. 3Q’17 due primarily to a $52.7 million increase in average interest-earning assets partially offset by a 1 basis point decrease in the net interest margin.Original 2017 goal was to grow net interest income by approximately 3% over 2016 as average loans increase (partially offset by sale of payment plan receivables). Actual full year 2017 net interest income to grew by 12.0% over 2016. Starting to see some pressure on deposit rates due to the 0.25% bumps in the target federal funds rate in March, June and December 2017 and December 2016.   Net Interest Margin (TE)(%)  Net Interest Income ($ in Millions)

 14  Net Interest Income and Net Interest Margin Details  Summary4Q’17 net interest income of $23.316 million, up $0.404 million from 3Q’17. The linked quarter increase was due to a $0.812 million increase in interest income and fees on loans. This was partially offset by a $0.157 million decrease in interest income on securities and investments and a $0.251 million increase in interest expense on deposits and borrowings. The increase in interest income and fees on loans was due to an increase in average balance that was partially offset by a decrease in the average yield and a decrease in interest recoveries (net) on previously charged-off or non-accrual loans of $87K (this reduced overall net interest margin [NIM] by 1 basis point [bp]). The tax equivalent net interest margin (NIM) decreased 1 bp (3.65% vs. 3.66%) as a 2 bp increase in the yield on interest earning assets was offset by a 3 bp increase in the cost of funds (interest expense as a percentage of average interest-earning assets). Average yield on new/renewed commercial loans was 4.66% on fixed rate (35.2% of production) and 4.57% on variable rate (64.8% of production), 4Q’17 volume of $112.7 million with an estimated average duration of 1.7 years. Average yield on new retail loans (mortgage and consumer installment) was 4.19%, 4Q’17 volume of $149.6 million with an estimated average duration of 4.2 years.Loan Portfolio DetailsCommercial loans: Interest income increased $10K due to a $7.3 million increase in the average balance that was partially offset by a 4 bp decrease in the average yield (4.79% vs. 4.83%). Interest recoveries (net) decreased by $50K, this decreased the average yield by 2 bp. Mortgage loans (includes loans held for sale): Interest income increased $677K due to an $83.3 million increase in the average balance that was partially offset by a 9 bp decrease in the average yield (4.15% vs. 4.24%) . Interest recoveries (net) decreased by $87K, this decreased the average yield by 4 bp.Consumer installment loans: Interest income increased $125K due to a $4.0 million increase in the average balance and a 10 bp increase in the average yield (4.64% vs. 4.54%). Interest recoveries (net) increased by $50K, this increased the average yield by 6 bp. Other FactorsSecurities and investments: Interest income decreased $157K due to a $41.9 million decrease in average balance that was partially offset by an 8 bp increase in the average TE yield (2.58% vs. 2.50%).Deposits and borrowings: Interest expense increased $251K due to a $16.2 million increase in the average balance of interest-bearing liabilities and an 5 bp increase in the average cost of interest-bearing liabilities (0.64% vs. 0.59%).   Analysis of Linked Quarter Increase

 15  Non-interest Income  HighlightsDiverse sources of non-interest income which totaled $11.4 million in 4Q’17.4Q’17 total non-interest income represents approximately 32.9% of total revenue (net interest income and non-interest income).Service charges on deposits have recently stabilized after previous longer-term decline and were up by 2.2% YTD 2017 vs. 2016.4Q’17 interchange revenue essentially unchanged compared to 4Q’16 and up by 1.1% YTD 2017 vs, 2016.4Q’17 gains on mortgage loans totaled $2.9 million, up $0.04 million, or 1.3%, from 4Q’16, as higher volumes were largely offset by margin pressure.4Q’17 mortgage loan servicing includes a $0.159 million decline in fair value adjustment ($0.515 million due to pay downs partially offset by $0.356 million increase due to price). 4Q’16 included amortization of $0.785 million and a recovery of previously recorded impairment charges on MSRs of $2.442 million.   2017 Full Year Non-interest Income Breakout  Non-interest Income Trends ($ in Millions)

 16  Non-interest Expense  HighlightsQ4’17 non-interest expenses totaled $23.1 million (an increase from 3Q’17 and a decrease from 4Q’16).Q4’17 compensation and benefits increased by $1.3 million over Q4’16 due primarily to higher incentive compensation and payroll taxes. 4Q’17 average FTEs up by 37.3 (4.6%) over 4Q’16, with much of the growth related to the mortgage banking expansion (partially offset by sale of payment plan business in May 2017). Efficiency ratio: 2017 – 69.2%; 2016 – 73.7%; 2015 – 77.2%; 2014 – 80.3%; and 2013 – 82.6%.Original target for 2017 was total non-interest expenses at $21.6 million to $22.7 million per quarter (with an average at $21.9 million). Actual 4Q’17 total non-interest expenses above expected high end.  Non-interest Expense ($ in Millions)

INDEPENDENT BANK

Investment Securities Portfolio

Investment Portfolio by Type (12/31/17)


Agency MBS, CMO & CMBS 28%
Municipal 32%
Asset-backed 19%
Treasury, Agency & CDs 5%
Private Label Mortgage 6%
Corporate 10%

Investment Portfolio by Rating (12/31/17)


Not Rated 6%
Sub Investment Grade 1%
BAA 7%
A 8%
AA 16%
AAA 62%

Highlights

- High quality, liquid, diverse portfolio with relatively short duration.
  - Fair value of $525.7 million[(1)] at 12/31/17.
  - Net unrealized loss of $0.6 million at 12/31/17.
  - 62% of the portfolio is AAA rated (or backed by the U.S. Government).
  - 2.82 year estimated average duration with a weighted average yield of 2.59% (with TE gross up).
  - Approximately 27% of the portfolio is variable rate.
  - Adopted ASU 2017-08 in 1Q'17. Now amortizing premium on callable securities to the earliest call date.

[(1)] Includes investments in bank CD's of $2.7 million but excludes trading securities of $0.5 million.

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 18  Credit Quality Summary  Note 1: Non-performing loans and non-performing assets exclude troubled debt restructurings that are performing.Note 2: 3/31/17 and 12/31/16 30 to 89 days delinquent data excludes $1.53 million and $1.63 million, respectively, of payment plan receivables that were held for sale.  Non-performing Assets ($ in Millions)  ORE/ORA ($ in Millions)  Non-performing Loans ($ in Millions)  30 to 89 Days Delinquent ($ in Millions)

 19  Credit Cost Summary  Note: Dollars all in millions.  Provision for Loan Losses  Loan Net Charge-Offs/Recoveries  Allowance for Loan Losses

 20  Classified Assets and New Default Trends  Note: Dollars all in millions.  Total Classified Assets  Commercial Loan New Defaults  Total Loan New Defaults  Retail Loan New Defaults

Troubled Debt Restructurings (TDRs)

91% of TDRs are Current

TDRs ($ in Millions)


$160
$140
$120
$100
$80
$60
$40
$20
$0
95%
90%
85%
80%
75%
70%
65%
$145
$144
$124
$110
$88
$78
$73
$71
$68
$65
77%
84%
89%
91%
89%
88%
91%
91%
90%
91%
2011
2012
2013
2014
2015
2016
Q1'17
Q2'17
Q3'17
Q4'17
Performing
Nonperforming
% Current

TDR Highlights

- Working with client base to maximize sustainable performance.
- The specific reserves allocated to TDRs totaled $6.8 million at 12/31/17.
- A majority of our TDRs are performing under their modified terms but remain in TDR status for the life of the loan.
- 90.7% of TDRs are current as of 12/31/17.
- **Commercial TDR Statistics:**
  - 48 loans with $8.1 million book balance.
  - 96.0% performing.
  - WAR of 5.49% (accruing loans).
  - Well seasoned portfolio; over 97% of accruing loans are not only performing but have been for over a year since modification.
- **Retail TDR Statistics:**
  - 639 loans with $56.9 million book balance.
  - 92.0% performing.
  - WAR of 5.12% (accruing loans).
  - Well seasoned portfolio; over 98% of accruing loans are not only performing but have been for over a year since modification.

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 22  2017 Actual Performance vs. Original Outlook – Final Summary  Category  Outlook  Lending  Continued growthGoal of 10 to 11% overall loan growth in 2017, primarily supported by increases in commercial loans, mortgage loans and consumer loans. Expect much of this growth to occur in the last three quarters of 2017. This growth forecast also assumes a stable Michigan economy. 4Q’17 Update: Exceeded expectation. 4Q’17 annualized loan growth of 16.7%. Full year 2017 loan growth of 25.5%; portfolio loans totaled $2.02 billion at 12/31/17.  Net Interest Income  Growth over 2016 despite sale of payment plan receivablesGoal of approximately 3% increase in net interest income (NII) over 2016. Pressure on the net interest margin expected to abate. Growth in NII in 2017 vs. 2016 due primarily to growth in loans as described above and somewhat higher short-term interest rates. Forecast assumes two 0.25% increases in the federal funds rate (one in mid 3Q’17 and one in early 4Q’17) and long-term rates up slightly over year end 2016 levels. 4Q’17 Update: Exceeded expectation. 4Q’17 NII increased by 15.1% over 4Q’16. Full year 2017 NII increased by 12.0% over 2016.  Provision for Loan Losses  Steady asset quality metricsVery difficult area to forecast. Future provision levels will be particularly sensitive to loan net charge-offs, watch credit levels, loan default volumes, and TDR portfolio performance as well as loan growth. The allowance as a percentage of total loans was at 1.26% at 12/31/16. Do not expect credit provision in 2017 due to portfolio loan growth and a decline in recoveries of previously charged-off loans. Quarterly provision (expense) for loan losses of $500K to $600K would not be unreasonable. 4Q’17 Update: $0.4 million loan loss provision expense driven primarily by loan growth. Strong asset quality metrics throughout 2017.  Non-interest Income  Forecasted quarterly range of $10.8 million to $11.7 million with total for year up by approximately $2.4 million vs. 2016Expect mortgage-banking revenues and mortgage lending volumes in 2017 to be higher than 2016. Expect service charges on deposits and interchange income in 2017 to be generally comparable to 2016. 4Q’17 Update: Actual non-interest income of $11.4 million in 4Q’17 was within forecasted range. Lower than expected net gains on mortgage loans due primarily to margin pressure and fair value changes (declines in loans held for sale and commitments to originate loans). However, 4Q’17 included $0.36 million fair value increase in MSRs due to price and $0.20 million of securities net gains.  Non-interest Expense  Forecasted quarterly range of $21.6 to $22.7 million with total for the year down by approximately $2.8 million vs. 2016The expected decrease in non-interest expenses is primarily due to the elimination of $2.6 million of litigation expense and loss on sale of Mepco assets that were incurred in 2016. Decline in expenses associated with the sale of the payment plan processing business (Mepco) is expected to be somewhat offset by higher expenses related to the expansion of mortgage banking operations. 4Q’17 Update: Actual non-interest expenses of $23.1 million (slightly above high end of forecasted range). Full year 2017 non-interest expenses totaled $92.1 million as compared to $90.3 million in 2016.   Income Taxes  Approximately 32% to 32.5% in 2017. This assumes no changes in corporate income tax rates or rules during 2017. 4Q’17 Update: 31.7% effective income tax rate (31.2% for all of 2017) when excluding impact of net deferred tax asset revaluation ($5.96 million).

 23  2018 Initial Outlook  Category  Outlook  Lending  Continued growthIBCP only goal of 15 to 18% overall loan growth in 2018, primarily supported by increases in commercial loans, mortgage loans and consumer loans. Expect much of this growth to occur in the last three quarters of 2018. This growth forecast also assumes a stable Michigan economy. Comments: TCSB total loans projected to reach $310 million to $320 million by year end 2018 (as compared to $290 million at 12/31/17).  Net Interest Income  Growth driven primarily by higher portfolio loan balances, expect total deposits (IBCP only, excluding brokered) to be relatively flat in 2018 IBCP only goal of approximately 10% to 11% increase in net interest income (NII) over 2017. Expect the net interest margin to be relatively stable. Forecast assumes two 0.25% increases in the federal funds rate (one in March 2018 and one in September 2018) and long-term rates up slightly over year end 2017 levels. Comments: TCSB expected to add approximately $3.5 million to $3.7 million per quarter.  Provision for Loan Losses  Steady asset quality metricsVery difficult area to forecast. Future provision levels will be particularly sensitive to loan net charge-offs, watch credit levels, loan default volumes, and TDR portfolio performance as well as loan growth. The allowance as a percentage of total loans was at 1.12% at 12/31/17. Do not expect credit provision in 2018 due to portfolio loan growth and a decline in recoveries of previously charged-off loans. Quarterly provision (expense) for loan losses averaging approximately $1.25 million (IBCP only) would not be unreasonable. Comments: TCSB expected to add approximately $0.2 million per quarter.  Non-interest Income  IBCP only - forecasted quarterly range of $9.8 million to $10.9 million with total for year comparable to 2017 (excluding securities net gains or losses)Expect mortgage-banking revenues and mortgage lending volumes in 2018 to be comparable to 2017. Expect service charges on deposits and interchange income in 2018 to be generally comparable to 2017. Comments: TCSB expected to add about $0.8 million per quarter.  Non-interest Expenses  IBCP only - forecasted quarterly range of $22.8 to $23.6 million with total for the year up slightly (under 1%) vs. 2017No significant changes in any particular line item expected in 2018 vs. 2017 Comments: Excluding merger related expenses, TCSB expected to add approximately $7 million to non-interest expenses for all of 2018 (assuming 4/1/18 merger date), with distribution of approximately $3 million, $2 million, and $2 million in 2Q, 3Q and 4Q 2018, respectively, as cost saves are implemented. Expect $1.8 to $2.0 million of merger related expenses primarily in 2Q’18.  Income Taxes  Approximately 19% to 20% effective tax rate in 2018. This assumes a 21% statutory federal corporate income tax rate during 2018. Comments: TCSB acquisition does not have any material impact on the projected effective tax rate.

Strategic Initiatives

- Balance Sheet
  - Generate quality loan growth with continued focus on commercial and consumer installment lending as well as salable and portfolio mortgage loans.
  - Remain slightly asset sensitive and positioned to benefit from higher interest rates (short duration investment portfolio, large variable rate loan portfolio and strong core deposit base with a significant amount of small to medium balance transaction accounts).
- Income Statement
  - Generate increased net interest income through change in earning asset mix (increased loans to deposits ratio and reduced level of investment securities).
  - Increase non-interest income with focus on transaction related revenue (treasury management and debit card) and mortgage banking revenue.
  - Continued selective reductions in certain non-interest expenses (credit related costs, branch optimization, process re-engineering and outsourcing). However, now expect growth in compensation and employee benefits expense and in occupancy expense due to expanded mortgage-banking operations.
  - Improved efficiency ratio: Mid 60% range near-term and low 60% range longer-term. Achieve improvements primarily through revenue growth.
- Enterprise Risk Management
  - Well managed approach to lending with sound underwriting.
  - Meet increased compliance and regulatory requirements.
  - Focus on data security and loss prevention.
- TCSB Bancorp, Inc.
  - Successful integration of Traverse City State Bank (customers and associates).

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25  Q&A and Closing Remarks  Question and Answer SessionClosing RemarksThank you for attending !NASDAQ: IBCP